SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                     May 1, 1998
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                          Riviera Holdings Corporation
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               (Exact Name of Registrant as Specified in Charter)


       Nevada                        00021430                       88-0296885
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(State or Other                  (Commission File                 (IRS Employer
Jurisdiction of                     Number)                       Identification
Incorporation)                                                       No.)




2901 Las Vegas Boulevard South, Las Vegas, Nevada                     89109
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code                (702) 734-5110
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5   Other Events
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          As reported on the registrant's Form 8-K filed with the Securities and
Exchange Commission (the "Commission") on September 29, 1997, on September 15, 1997, the registrant entered into an Agreement and Plan of Merger ("the Riviera Merger Agreement") with R&E Gaming Corp. ("R&E Gaming") and Riviera Acquisition Sub, Inc. ("RAS"), entities controlled by Allen E. Paulson, pursuant to which the registrant would be acquired by R&E Gaming and the registrant stockholders would receive $15 per share in cash for each share of the registrant's common stock owned by them, plus an amount equal to 7% per annum from June 1, 1997 to the date of the closing.

          Mr. Paulson, through his wholly-owned affiliates, also entered into an agreement (the "Elsinore Merger Agreement") to purchase the outstanding common stock of Elsinore Corporation ("Elsinore"). Such a sale would be effected through the merger of a wholly-owned subsidiary of a holding company owned by Mr. Paulson into Elsinore (the "Elsinore Merger"). Based upon reports filed pursuant to the Exchange Act, as of December 31, 1997, Morgens, Waterfall, Vintiadis & Company, Inc. ("Morgens"), one of the majority stockholders of the registrant, together with its affiliates, beneficially owned approximately 94% of the common stock of Elsinore.

          On March 20, 1998, the registrant was notified (the "Termination Notice") by Mr. Paulson on behalf of R&E Gaming and RAS that the Riviera Merger Agreement was void and unenforceable against R&E Gaming and RAS, or alternatively, of their intention to terminate the Riviera Merger Agreement. A copy of the Termination Notice was filed as an exhibit to the registrant's Form 10-K filed with the Commission on March 30, 1998.

          On March 31, 1998, the registrant notified R&E Gaming that the registrant rejected the claims made by R&E Gaming in the Termination Notice. A copy of the letter providing such notice from the registrant to R&E Gaming Corp. dated March 31, 1998, was filed as an exhibit to the registrant's Form 8-K filed with the Commission on April 7, 1998.

          On April 2, 1998, R&E Gaming notified the registrant that R&E Gaming had terminated the Riviera Merger Agreement. A copy of the letter providing such notice from R&E Gaming Corp. to the registrant dated April 2, 1998, was filed as an exhibit to the registrant's Form 8-K filed with the Commission on April 7, 1998. R&E Gaming then notified the State Street Bank and Trust Company (the "Escrow Agent") of the notice of termination and requested that all funds held in escrow pursuant to an escrow agreement dated as of September 15, 1997 (the "Escrow Agreement") be returned to R&E Gaming. A copy of the letter providing such notice from R&E Gaming Corp. to the State Street Bank and Trust Company dated April 2, 1998, was filed as an exhibit to the registrant's Form 8-K filed with the Commission on April 7, 1998.

          On the same date, the registrant sent a letter to R&E Gaming, providing notice that it was terminating the Riviera Merger Agreement. A copy of the letter providing such notice from


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the registrant to R&E Gaming Corp. dated April 2, 1998, was filed as an exhibit to the registrant's Form 8-K filed with the Commission on April 7, 1998. The registrant then sent a letter to the Escrow Agent providing notice that the Riviera Merger Agreement was terminated by the registrant and requesting that all funds held in escrow be delivered to the registrant. A copy of the letter providing such notice from the registrant to the State Street Bank and Trust Company dated April 2, 1998, was filed as an exhibit to the registrant's Form 8-K filed with the Commission on April 7, 1998.

          On April 6, 1998, R&E Gaming again provided notice to the registrant that R&E Gaming had terminated the Riviera Merger Agreement, such notice being in addition to the notice of termination provided by R&E Gaming on April 2, 1998. A copy of the letter providing such notice from R&E Gaming Corp. to the registrant dated April 6, 1998, was filed as an exhibit to the registrant's Form 8-K filed with the Commission on April 7, 1998. The registrant disputes the factual and legal assertions made by R&E Gaming in connection with the Riviera Merger Agreement.

          As contemplated by the Escrow Agreement, the registrant commenced arbitration in Las Vegas, Nevada relating to the disputes with Mr. Paulson (the "Las Vegas Arbitration").

          Mr. Paulson has commenced an action in the United States District Court for the Central District of California Case No. CV98-LGB (AIJX) (the "Federal Court Action") against the registrant, Elsinore, Morgens, Keyport Life Insurance Company ("Keyport"), SunAmerica Life Insurance Company ("SunAmerica"), City National Bank, Jefferies & Company, Inc. (and several of its officers) and the Escrow Agent alleging (i) various violations of the Riviera Merger Agreement, the Elsinore Merger Agreement and related documents, (ii) violations of law and (iii) "fraud" in the inducement of the Riviera Merger Agreement and the Elsinore Merger Agreement, by reason of an alleged fee arrangement between Morgens and Jefferies & Company Inc., which was Mr. Paulson's financial advisor. The defendants are required to either file an answer to the amended complaint or to file a motion to dismiss the Federal Court Action by July 13, 1998.

          Mr. Paulson unsuccessfully attempted in the Federal Court Action to enjoin Morgens, Keyport and SunAmerica from cashing certain letters of credit issued by City National Bank as security for Mr. Paulson's obligations, which were forfeitable by reason of Mr. Paulson's failure to close the Riviera Merger and the Elsinore Merger.

          The registrant, R&E Gaming and State Street Bank & Trust Company have entered into (i) an amendment, dated as of May 1, 1998 (the "Escrow Amendment") to the Escrow Agreement among such parties, dated as of September 15, 1997 and
(ii) an instruction letter (the "Instruction Letter") to City National Bank ("CNB"), the issuer of the $5,172,427 letter of credit (the "Letter of Credit"), which is being held in escrow by the Escrow Agent.


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          Under the Instruction Letter, the Letter of Credit is extended from
June 10, 1998 to May 1, 1999 and will roll over for successive one year periods unless CNB notifies the parties before March 1 of each year that it will not extend for an additional year. Under the Escrow Amendment (i) the registrant has agreed to drop its demand to proceed with the Las Vegas Arbitration to resolve the disputes with R&E Gaming relating to the escrow funds (which include $653,346 of cash as well as the Letter of Credit) and to resolve such disputes in the "Federal Court Action" and (ii) R&E Gaming has agreed that, until the disputes between R&E Gaming and the registrant have been determined by a final order in the Federal Court Action, the Letter of Credit will be in effect and if for any reason it is going to expire, the registrant will be entitled after the April 15th immediately preceding the expiration, to have the Letter of Credit cashed and held in escrow.

          In substance, the Instruction Letter and the Escrow Amendment will mean that (x) if the registrant is successful in the Federal Court Action, it will be able to make distribution of the escrow funds to the registrant's Stockholders entitled thereto, and (y) if R&E Gaming is successful the Letter of Credit will be canceled and the cash held in the escrow will be returned to R&E Gaming.

          There can be no assurance as to how long it will take for a decision relating to the escrow funds to be reached in the Federal Court Action or whether such decision will be favorable to the registrant and thereby the holders of the Contingent Value Rights referred to below. The registrant will pay all expenses in connection with the Federal Court Action and will not seek reimbursement from the escrow funds.

          The registrant and the American Stock Transfer & Trust Company have entered into a Contingent Value Rights Agreement (the "Rights Agreement"), dated as of May 1, 1998, whereby one Contingent Value Right shall be issued for each share of common stock of the registrant issued and outstanding ("CVR Eligible Shares") as of the close of business of May 1, 1998, other than shares of common stock which were beneficially owned by Morgens and the investment accounts managed by such firm, Keyport Life Insurance Company, SunAmerica Life Insurance Company and the "Paulson Entities." "Paulson Entities" means all or any of (i) Mr. Allen E. Paulson, (ii) R&E Gaming, (iii) Riviera Acquisition Sub, Inc., (iv) any person of which more than five percent of any class of securities are beneficially owned by Mr. Allen E. Paulson, and (v) any Affiliates, Associates, agents, or transferees of any of the foregoing.

          As of May 1, 1998 there were 1,769,793 CVR Eligible Shares and $5,825,773 in escrow funds. Pursuant to the Rights Agreement, holders of Contingent Value Rights will participate in any recovery of the escrow funds. Holders of shares of the registrant's common stock acquired after May 1, 1998 will not share in any recovery of the escrow funds with respect to such common stock.

          Copies of the amended complaint in the Federal Court Action, the amendment to the Letter of Credit, the Instruction Letter, the Escrow Amendment, and the Rights Agreement (which includes the form of certificate representing the Contingent Value Rights) are attached as exhibits to this Form 8-K.


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Item 7   Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         4.1 Contingent Value Rights Agreement, dated as of May 1, 1998, between Riviera Holdings Corporation and American Stock Transfer & Trust Company, as agent.

         10.1 Amendment, dated as of May 1, 1998, to the Escrow Agreement among Riviera Holdings Corporation, R&E Gaming Corp. and State Street Bank and Trust Company of California, N.A. as escrow agent.

         10.2       Instruction Letter, dated May 1, 1998 to City National Bank.

         99.1 First Amended Complaint filed with the United States District court for the Central District of California by Allen E. Paulson, R&E Gaming Corp., Elsinore Acquisition Sub, Inc., Riviera Acquisition Sub, Inc and Carlo Corporation against Jefferies & Company, Inc., M. Brent Stevenss, Steven Croxton, Paul Voigt, Elsinore Corporation, Riviera Holdings Corporation, Morgens Waterfall, Vintiadis & Company, Inc., Keyport Life Insurance Company, SunAmerica Life Insurance Company.

         99.2       Press Release, dated May 29, 1998.

         99.3 Amendment No. 1 to Irrevocable Standby Letter of Credit, dated May 22, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   RIVIERA HOLDINGS CORPORATION
                                            (Registrant)



Date:  June 9, 1998           By:  /s/ Duane Krohn
                                   --------------------------------------------
                                   Name:  Duane Krohn,
                                   Title: Treasurer and Chief Financial Officer







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                                 EXHIBITS INDEX

Exhibit
Number                           Description
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  4.1       Contingent Value Rights Agreement, dated as of May 1, 1998, between
            Riviera Holdings Corporation and American Stock Transfer & Trust Company, as agent.

  10.1 Amendment, dated as of May 1, 1998, to the Escrow Agreement among Riviera Holdings Corporation, R&E Gaming Corp. and State Street Bank and Trust Company of California, N.A. as escrow agent.

  10.2      Instruction Letter, dated May 1, 1998 to City National Bank.

  99.1 First Amended Complaint filed with the United States District court for the Central District of California by Allen E. Paulson, R&E Gaming Corp., Elsinore Acquisition Sub, Inc., Riviera Acquisition Sub, Inc and Carlo Corporation against Jefferies & Company, Inc., M. Brent Stevenss, Steven Croxton, Paul Voigt, Elsinore Corporation, Riviera Holdings Corporation, Morgens Waterfall, Vintiadis & Company, Inc., Keyport Life Insurance Company, SunAmerica Life Insurance Company.

  99.2      Press Release, dated May 29, 1998.

  99.3 Amendment No. 1 to Irrevocable Standby letter of Credit, dated May 22, 1988.